Exhibit 99.1

BRE Properties, Inc.

Corporate Profile

Fourth Quarter 2004

BRE Properties, Inc.

Publicly Traded REIT $3.7 Billion Total Market Cap Multifamily Focus 87 Properties, 24,686 Units

Western Markets

Market # Properties # Units 4Q ‘04 % NOI

California

L.A./Orange Co. 25 6,825 29% }49%

San Diego 13 3,711 20%

S.F. Bay Area 10 3,488 16%

Sacramento 11 2,392 8%

Pacific Northwest

Seattle 14 3,572 12%

Mountain/Desert

Phoenix 7 2,466 8%

Denver 5 1,620 4%

Salt Lake City 2 612 2%

Total 87 24,686 100%

Differentiating Factors

35 years of sustained performance Clear, focused strategy Well positioned for growth Research-based investment approach Strong financial position Alignment with shareholder interests

10-Year Operating Results

Apartment units: 5,200 to 24,686 Total assets: $300mm to $2.5B 10-year average: FFO growth 5% 10-year average: total return 23%

Total Assets & Revenue

Assets in Millions

$3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

1997 1998 1999 2000 2001 2002 2003 2004

$350 $300 $250 $200 $150 $100 $50 $0

Revenue in Millions

Total Assets in Millions

Revenue in Millions

FFO & Dividends Per Share

$3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00

1997 1998 1999 2000 2001 2002 2003 2004

FFO Per Share

Dividends Per Share

Strategy: West is Best

Western concentration: a business risk we choose to exploit

Favorable long-term fundamentals

High propensity to rent: 43% (California) vs. 34% (United States) Resident base of young adults and Empty Nesters Develop in California: No question about long-term demand

California: 5th Largest Global Economic Power

Population

12.3% of total U.S. population today

18.9% of U.S. population growth through 2009

Adds approximately 505,385 people per year

Employment

11% of total U.S. employment today

13% of U.S. employment growth through 2009

Adds approximately 251,600 new jobs per year

Source: Economy.com, U.S. Census

Gross State Product Exceeds $1 trillion

DEMOGRAPHICS

(POPULATION IN MILLIONS)

PRIME RENTERS 19-30 YEARS OLD

46 51 by 2010

EMPTY NESTERS 50-75 YEARS OLD

86 by

72 2010

PROPENSITY TO RENT

34%

WESTERN UNITED STATES

38%

CALIFORNIA

43%

Affordability Metrics

MEDIAN HOME PRICE/AFFORDABILITY

ORANGE COUNTY $646,178 11%

SAN FRANCISCO BAY AREA $582,000 14%

SAN DIEGO $559,700 10%

LOS ANGELES $438,400 17%

SACRAMENTO $308,600 26%

SEATTLE $293,200 31%

DENVER $241,800 51%

PHOENIX $165,600 65%

SALT LAKE $161,600 66%

Operating Performance

Average Occupancy S-S Revenue Growth

Q4 ‘04 8-Yr Avg 2004 8-Yr Avg

L.A./Orange Co. 96% 96% 4% 7%

San Diego 96% 97% 2% 6%

S.F. Bay Area 93% 96% -4% 4%

Sacramento 95% 96% 0% 4%

Seattle 93% 96% 0% 2%

Phoenix 95% 96% 2% -1%

Denver 93% 96% -5% -1%

Portfolio-wide 94% 96% 0% 4%

Same-store expense growth 3% 1%

Same-store NOI growth -1% 5%

BRE 5-Year Plan

Gross revenue $400-450 million NOI target levels by market

Region Southern CA Northern CA Mountain/Desert Pacific NW

4Q ‘04 50% 24% 14% 12%

Target 45%-55% 25%-35% 4%-11% 5%-10%

BRE 5-Year Plan

Investment drivers–annual targets $250 million new construction starts $100 million acquisitions $50 million dispositions

Disposition parameters

Maintain net-buyer posture Sell down low-growth markets Recycle into California

Development Pipeline

Target Investment = $250 Million Per Year $300 $250 $200 $150 $100 $50 $0

2005 2006 2007 2008 2009

Construction Starts

Funds Advanced $ Units Leased $172

$147

$69 $263 $171 $81 $197 $184

172 $51 $124 $252 $0 $103 $230

Credit Profile

BRE Peer Group

Debt to Total Mkt Cap 37% 43%

Preferred Stock to Total Mkt Cap 7% 4%

Secured Debt to Total Assets 14% 29%

Interest Coverage 2.9x 2.8x

Fixed Charge Coverage 2.5x 2.5x

FFO Payout Ratio 87% 87%

AFFO Payout Ratio 104% 121%

* Peer Group represents 10 largest apt REITs as of 12-31-04.

Debt Maturities

Excludes our revolving Lines of Credit, maturing 2006-2008. $214,223 $218,664 $251,382 $245,985

($000s) $70,000

$60,000

$50,000

$40,000 $30,000 $20,000 $10,000 $0 $51,236 $15,101 $21,881 $32,581

2010

2011

Cap Rate Outlook

Market Outlook Current Cap Rates

California

L.A./Orange Co. Overweight 5.00%—5.50%

San Diego Overweight 5.00%—5.50%

S.F. Bay Area Neutral/Overweight 5.00% — 5.50%

Sacramento Neutral 5.75%—6.25%

Pacific Northwest

Seattle Overweight 5.50% — 6.00%

Mountain/Desert

Denver Neutral 5.75%—6.25%

Phoenix Underweight 5.50% — 6.00%

Weighted Average 5.25%—5.75%

Net Asset Value Estimates

BRE disclosed estimate $38.35

Portfolio cap rate 6.00% 50-75 bps above market level

Cap Rate Sensitivity

Cap Rate $NAV

5.75% $41.06

5.50% $44.00

5.25% $47.23

2005 FFO Guidance

2004 FFO guidance $2.17-$2.27

Same-store NOI growth 3%

Includes litigation expenses $.05-$.07 per share Acquisition and development NOI the drivers Net buyer position Execution of assets held for sale 1H/2005 Capital formation 2H’05

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.